Dreyfus Institutional Short

      Term Treasury Fund


      SEMIANNUAL REPORT March 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            11   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                       Short Term Treasury Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Institutional Short Term Treasury Fund, covering the six-month period from October 1, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, some segments of the bond market have given back a portion of the gains achieved during the Federal Reserve Board's aggressive campaign of interest-rate reductions.

Indeed, the market' s direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Institutional Short Term Treasury Fund perform relative to its benchmark?

For the six-month period ended March 31, 2002, the fund's Institutional shares achieved a total return of 0.78% and produced aggregate income dividends of $0.0360 per share. The fund's Investor shares achieved a total return of 0.18% and produced aggregate income dividends of $0.0337 per share.(1) In comparison, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, the fund' s benchmark, achieved a total return of 0.77% for the same period.(2

The fund' s performance was mainly driven by falling short-term interest rates early in the reporting period and slightly higher rates thereafter. While the fund produced returns similar to that of its benchmark, the fund benefited later in the reporting period when short-term yields rose, primarily because its average duration -- a measure of sensitivity to changing interest rates -- was shorter than that of its benchmark.

What is the fund's investment approach?

The fund seeks to provide a high level of current income with minimum fluctuation of principal. To pursue this goal, the fund purchases only U.S. Treasury securities and may enter into repurchase agreements collateralized by such securities. To help minimize fluctuations of principal, the fund will limit the remaining maturities of the Treasury securities it purchases to three years or less and its repurchase agreements to those that mature the next business day. The portfolio's dollar-weighted average maturity does not exceed two years

What other factors influenced the fund's performance?

The reporting period began just weeks after the September 11 terrorist attacks, which caused a "flight to quality" among investors, driving

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

up the prices of U.S. Treasury securities. The attacks also led to additional interest-rate reductions from the Federal Reserve Board (the "Fed") and delayed any prospect of economic recovery.

Nonetheless, it was not long before investors began to anticipate the start of a recovery. As early as November, signs began to emerge that the economy had bottomed. By late January, the Fed signaled that it was becoming more comfortable with economic conditions when it left interest rates unchanged at its first meeting of 2002. As positive economic data accumulated in February -- including reports of increased manufacturing activity and strong consumer spending -- many analysts expected that the Fed would soon move to a more neutral stance to reflect the likelihood that the recession is over.

This proved to be the case when the Fed indicated at its March meeting that an economic recovery was apparently underway and that the risks of recession and inflation were evenly balanced. With this pronouncement, the Fed signaled that its aggressive rate-cutting campaign was complete, and many investors began to anticipate higher short-term interest rates.

In this environment, prices of short-term U.S. Treasury securities rallied while interest rates were falling during the fourth quarter of 2001, and they fell when the economy gained strength during the first quarter of 2002. Accordingly, during the reporting period' s first half we generally maintained the fund's average duration near the two-year mark, which is the long end of its range. This position enabled us to maintain higher yields for as long as practical while interest rates fell. We began to reduce the fund's average duration in early 2002, when it became apparent that the Fed's aggressive rate-cutting campaign was complete. As of March 31, 2002, the fund's average duration was
1.360 years.


What is the fund's current strategy?

We expect the economic recovery to continue to gain strength. Corporate inventories have been drawn down to low levels, suggesting that manufacturing activity should pick up even if sales remain relatively flat. Consumer spending and confidence have remained strong, providing a critical foundation for a rebound within the corporate sector. As a result, we expect the Fed's next move to be toward higher interest rates.

The question is: when will the Fed move? Recent comments from Fed officials suggest that they are currently waiting for firmer evidence that a strong recovery is underway. Therefore, we do not believe that rate hikes are likely in the immediate future.

Nonetheless, we have continued to maintain a relatively short average duration in anticipation of higher interest rates later this year. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2002 (Unaudited)


STATEMENT OF INVESTMENTS

                                                                                               Principal
BONDS AND NOTES--85.7%                                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES:

   3%, 2/29/2004                                                                              5,775,000                5,707,086

   3%, 11/30/2003                                                                             2,500,000                2,482,225

   3.25%, 12/31/2003                                                                          5,000,000                4,977,700

   3.875%, 6/30/2003                                                                          5,000,000                5,054,450

   4.75%, 2/15/2004                                                                           5,000,000                5,105,850

   5.25%, 8/15/2003                                                                           5,000,000                5,143,150

TOTAL BONDS AND NOTES

   (cost $28,614,805)                                                                                                 28,470,461
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--12.9%
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  2.325%, 4/4/2002

   (cost $4,299,379)                                                                          4,300,000                4,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $32,914,184)                                                              98.6%               32,770,461

CASH AND RECEIVABLES (NET)                                                                         1.4%                  468,440

NET ASSETS                                                                                       100.0%               33,238,901

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments                        32,914,184    32,770,461

Cash                                                                    173,656

Interest receivable                                                     191,912

Receivable for shares of Beneficial Interest subscribed                 112,986

Prepaid expenses                                                            76

                                                                    33,249,091
--------------------------------------------------------------------------------

LIABLILITES ($):

Due to The Dreyfus Corporation and affiliates                             8,508

Payable for shares of Beneficial Interest redeemed                        1,682

                                                                         10,190
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       33,238,901
--------------------------------------------------------------------------------

COMPOSITION NET ASSETS ($):

Paid-in capital                                                      36,554,259

Accumulated distributions in excess of investment income--net         (241,108)

Accumulated net realized gain (loss) on investments                 (2,930,527)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      (143,723)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       33,238,901

NET ASSET VALUE PER SHARE

                                           Institutional Shares  Investor Share
--------------------------------------------------------------------------------

Net Assets ($)                                       18,571,211      14,667,690

Shares Outstanding                                    9,210,304       7,232,428
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              2.02            2.03

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        277,010

EXPENSES:

Management fee--Note 3(a)                                               27,975

Distribution fees (Investor Shares)--Note 3(b)                          12,904

Loan commitment fees--Note 2                                                84

TOTAL EXPENSES                                                          40,963

INVESTMENT INCOME--NET                                                 236,047
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                321,143

Net unrealized appreciation (depreciation) on investments            (465,075)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (143,932)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    92,115

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2002            Year Ended
                                               (Unaudited)   September 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            236,047             1,037,384

Net realized gain (loss) on investments           321,143               599,577

Net unrealized appreciation (depreciation)
   on investments                                (465,075)              265,686

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       92,115             1,902,647
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Institutional Shares                            (164,970)            (766,673)

Investor Shares                                 (311,711)            (268,674)

TOTAL DIVIDENDS                                 (476,681)          (1,035,347)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Institutional Shares                            3,649,123           6,532,593

Investor Shares                                12,346,418           3,566,890

Dividends reinvested:

Institutional Shares                               85,115             239,228

Investor Shares                                   139,412             212,534

Cost of shares redeemed:

Institutional Shares                          (1,618,329)          (6,583,356)

Investor Shares                               (4,762,329)          (1,654,170)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       9,839,410            2,313,719

TOTAL INCREASE (DECREASE) IN NET ASSETS        9,454,844            3,181,019
--------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                            23,784,057           20,603,038

END OF PERIOD                                  33,238,901           23,784,057

Undistributed (distributions in excess of)
   investment income--net                       (241,108)               5,247

                                                                 The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           March 31, 2002           Year Ended
                                               (Unaudited)  September 30, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INSTITUTIONAL SHARES

Shares sold                                     1,793,746            3,254,690

Shares issued for dividends reinvested             41,839              119,686

Shares redeemed                                  (796,114)          (3,301,081)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,039,471               73,295
--------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                     6,047,252            1,768,370

Shares issued for dividends reinvested             68,176              105,545

Shares redeemed                                (2,330,519)            (818,840)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,784,909            1,055,075

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                        Six Months Ended
                                        March 31, 2002(a)                                     Year Ended September 30,
                                                                    ----------------------------------------------------------------

INSTITUTIONAL SHARES                         (Unaudited)            2001          2000           1999           1998       1997(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              2.04            1.96         1.96           2.01           1.98          1.98

Investment Operations:

Investment income--net                            .02(c)             .10          .11            .11            .12           .12

Net realized and unrealized
   gain (loss) on investments                     .00(d)             .08            --          (.05)           .03            --

Total from Investment Operations                    .02              .18          .11            .06            .15           .12

Distributions:

Dividends from investment
   income--net                                     (.04)           (.10)         (.11)          (.11)          (.12)         (.12)

Net asset value, end of period                      2.02           2.04          1.96           1.96           2.01          1.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  .78(e)           9.41          5.68           2.92           7.56          6.23
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                     .20(f)            .20           .20            .20            .20           .20

Ratio of net investment income
   to average net assets                         1.80(f)           5.00          5.55           5.39           5.81          6.04

Portfolio Turnover Rate                        847.38(e)       1,614.08        871.42         823.06         756.50        952.81
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($x1,000)                                      18,571         16,697        15,881         31,860         65,163       118,102

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MARCH 31,
     2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.02 AND INCREASE
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.02
     AND DECREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 3.55% TO
     1.80%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  EFFECTIVE FEBRUARY 2, 1997, CLASS A SHARES WERE REDESIGNATED AS
     INSTITUTIONAL SHARES.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                       Six Months Ended
                                        March 31, 2002(a)                                  Year Ended September 30,
                                                                   -----------------------------------------------------------------

INVESTOR SHARES                               (Unaudited)           2001          2000          1999           1998       1997(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              2.06            1.97         1.97          2.02           1.99          1.99

Investment Operations:

Investment income--net                            .01(c)             .10          .10           .10            .11           .12

Net realized and unrealized
   gain (loss) on investments                      (.01)             .09           --          (.05)           .03            --

Total from Investment Operations                      --             .19          .10           .05            .14           .12

Distributions:

Dividends from investment
   income--net                                     (.03)           (.10)         (.10)          (.10)         (.11)         (.12)

Net asset value, end of period                      2.03           2.06          1.97           1.97          2.02          1.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  .18(d)           9.66          5.42           2.68          7.30          5.97
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                     .45(e)            .45           .45            .45           .45           .45

Ratio of net investment income
   to average net assets                         1.49(e)           4.70          5.30           5.16          5.57          5.83

Portfolio Turnover Rate                        847.38(d)       1,614.08        871.42         823.06        756.50        952.81
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($x1,000)                                      14,668          7,088         4,722        14,643         10,296        35,296

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MARCH 31,
     2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.02 AND INCREASE
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.02
     AND DECREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 3.24% TO
     1.49%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  EFFECTIVE FEBRUARY 2, 1997, CLASS B SHARES WERE REDESIGNATED AS INVESTOR
     SHARES.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Short Term Treasury Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with a high level of current income with minimum fluctuation of principal value. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares:
Institutional Shares and Investor Shares. Investor Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,242,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. If not applied, $2,019,000 of the carryover expires in fiscal 2005 and $1,223,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the fund's average daily net assets and is payable monthly. Unless the Manager gives the fund's investors 90 days notice to the contrary, the Manager, and not the fund, will be liable for fund expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, other than the following expenses, which will be borne by the fund: the management fee, and with respect to the fund's Investor Shares, Rule 12b-1 Service Plan expenses.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

The Manager compensates Mellon under a custody agreement for providing custodial services for the fund.

(B) Under the Investor Shares Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's Investor Shares, for servicing shareholder accounts (" Servicing") and for advertising and marketing relating to the fund's Investor Shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the average daily net assets of Investor Shares. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institutional or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended March 31, 2002, the fund was charged $12,904 for Investor Shares pursuant to the Plan.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2002, amounted to $203,556,282 and $197,615,637, respectively.


At March 31, 2002, accumulated net unrealized depreciation on investments was $143,723, consisting of $3,298 gross unrealized appreciation and $147,021 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5-Change in Accounting Principle:

As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis. Prior to October 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $5,721 decrease in accumulated undistributed investment income-net and a corresponding $5,721 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on March 31, 2001.

The effect of this change for the period ended March 31, 2002 was to decrease net investment income by $244,479, increase net unrealized appreciation (depreciation) by $50,021 and increase net realized gains (losses) by $194,458. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

                                                           For More Information

                        Dreyfus Institutional Short Term
                        Treasury Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  721SA0302